Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2018
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2017	2018
	$	$
Furniture, fixtures and equipment	12,886,210	11,292,451
Leasehold improvements	6,459,239	2,766,337
Buildings	7,517,133	9,388,136
Motor vehicles	1,668,530	1,078,520

Total	28,531,112	24,525,444
Accumulated depreciation	(14,290,992)	(10,467,117)

Property and equipment, net	14,240,120	14,058,327